EXHIBIT 99.1

FOR RELEASE 5:30 PM ET, July 24, 2018
SUMMIT FINANCIAL GROUP, INC. TO ACQUIRE PEOPLES BANKSHARES, INC. AND ITS WHOLLY-OWNED SUBSIDIARY, FIRST PEOPLES BANK, INC.
50% Common Stock / 50% Cash Consideration; $47.00 Per Share Cash or 1.7193 Shares of Summit Common Stock; Aggregate Transaction Value of Approximately $25.5 Million
MOOREFIELD, WV AND MULLENS, WV -- July 24, 2018 (GLOBE NEWSWIRE) -- Summit Financial Group, Inc. (“Summit”) (NASDAQ: SMMF) and Peoples Bankshares, Inc. (“Peoples”) announce the signing of a definitive merger agreement between Summit and Peoples.
Pursuant to the terms of the merger agreement, Summit will acquire all of the outstanding shares of common stock of Peoples in exchange for cash in the amount of $47.00 per share or 1.7193 shares of Summit common stock, resulting in an aggregate transaction value of approximately $25.5 million. Peoples shareholders will have a right to receive cash, Summit’s common stock or a combination of cash and Summit common stock, subject to proration to result in approximately 50% cash and 50% stock consideration in the aggregate. Total merger consideration received by Peoples shareholders is subject to an adjustment if Peoples’ adjusted shareholders’ equity as of the effective date of the merger deviates from the range mutually determined by the parties.
The transaction has been unanimously approved by each company’s board of directors and is expected to close early in 2019, pending regulatory approvals and the approval of Peoples’ shareholders. Following consummation of the merger, Peoples’ wholly-owned subsidiary First Peoples Bank, Inc. will be consolidated with Summit’s bank subsidiary, Summit Community Bank, Inc.
“This transaction represents an exceptional opportunity for Summit to combine with a financially strong and exceptionally well-managed bank possessing a culture and core values similar to ours, as well as the same commitment to build long-term client relationships by providing ‘Service Beyond Expectations’,” stated Summit’s President and Chief Executive Officer, H. Charles Maddy, III. “Partnering with Peoples not only further expands Summit’s community banking footprint in Wyoming and Raleigh Counties of West Virginia, but permits both Peoples’ and Summit’s clients the added convenience of more banking locations provided by our combined organizations. Our top priority now is to make sure Peoples’ clients experience a smooth transition.”

Peoples’ President and Chief Executive Officer, Ronald L. Bowling said, “We are extremely pleased to be able to partner with Summit, a company who shares the same long-standing commitment to community banking as Peoples has held for almost 92 years. Our Board of Directors has been through an extensive process to help determine the best opportunities for our shareholders, customers and employees, and we believe Summit is the right partner. In addition to enhanced technology and other banking services that will improve our product offerings, by partnering with Summit, our customers will still see familiar faces and know that we will maintain the relationships that have been built over the years.”
Peoples was advised by the investment banking firm of Ambassador Financial Group and the law firm of Jackson Kelly PLLC. Summit was represented by the law firm of Bowles Rice LLP.
About Summit
Summit is a $2.11 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and Southern regions of West Virginia and the Northern, Shenandoah Valley and Southwestern regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates thirty banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.
About Peoples
Peoples, a bank holding company headquartered in Mullens, West Virginia, reported approximately $131 million in assets as of March 31, 2018 and operates three community banking offices in southern West Virginia through its subsidiary, First Peoples Bank, Inc.
Contacts

With respect to Summit:

Robert S. Tissue, Sr. Vice President & CFO
Telephone: (304) 530-0552
Email: rtissue@summitfgi.com

With respect to Peoples:

Ronald L. Bowling, Chairman, President & CEO
Telephone: (304) 294-7115
Email: rlbowling@firstpeoplesbank.org

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger between Peoples Bankshares, Inc. (“Peoples”) and Summit Financial Group, Inc. (“Summit”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Summit’s and Peoples plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Summit and Peoples and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Peoples and Summit. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Summit and Peoples may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Peoples may fail to approve the merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Summit and Peoples are engaged; (7) changes in the interest rate environment may adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Summit’s and Peoples’ markets could adversely affect operations; and (10) the economy could experience a slowdown that could adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Summit’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).
Summit and Peoples caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Summit or Peoples or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Summit and Peoples do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This information does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, Summit will file with the SEC a Registration Statement on Form S-4 with respect to the offering of Summit common stock as the Merger Consideration under the Securities Act, which will include a proxy statement of Peoples seeking approval of the Merger by Peoples’ shareholders and a prospectus of Summit. Peoples will deliver the proxy statement/prospectus to its shareholders. In addition, Summit may file other relevant documents concerning the proposed Merger with the SEC. Investors and security holders are urged to read the registration statement and proxy statement/prospectus and other relevant documents when they become available because they will contain important information about the proposed Merger.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Summit and Peoples may also obtain free copies of these documents by directing a request to Ms. Teresa Ely, Summit’s Director of Shareholder Relations, by telephone at (304) 530-0526 or by email at tely@summitfgi.com or by accessing these documents at Summit’s website: www.summitfgi.com.

PARTICIPANTS IN THE SOLICITATION

Peoples and its directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Peoples in connection with the Merger. Information about the directors and executive officers of Peoples may be obtained by reading the proxy statement/prospectus regarding the Merger when it becomes available. Security holders of Peoples may obtain free copies of these documents using the Peoples contact information above.